Steben Managed Futures Strategy Fund

Supplement dated October 1, 2019
to the Prospectus dated July 29, 2019
On September 16, 2019, Steben & Company, Inc. (“Steben”), the investment adviser for the Steben Managed Futures Strategy Fund (the “Fund”), a series of Steben Alternative Investment Funds (the “Trust”), entered into a purchase and sale agreement pursuant to which Octavus Group, LLC (the “Buyer”) is expected to acquire Steben during the fourth quarter of 2019 (the “Acquisition”).  The Buyer is the parent company of LoCorr Fund Management LLC, which serves as the investment advisor to multiple alternative investment mutual funds.  If the Acquisition is consummated, a change of control of Steben will occur, which in turn will result in the assignment and termination of the current investment advisory, subadvisory and trading advisory agreements with respect to the Fund and Steben Managed Futures Cayman Fund, Ltd. (the “Cayman Fund”), the Fund’s wholly-owned subsidiary.
In order for Steben and the current subadvisor and trading advisors to continue to provide services to the Fund and the Cayman Fund after the closing of the Acquisition, on September 23, 2019, the Board of Trustees of the Trust and the Board of Directors of the Cayman Fund (“Directors”) approved interim investment advisory, subadvisory and trading advisory agreements with respect to the Fund and the Cayman Fund, respectively (the “Interim Agreements”).  The Interim Agreements will become effective upon the closing of the Acquisition and will remain in effect for a period of up to 150 days, as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended.
No shareholder action is necessary at this time.  More detailed information will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.